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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)       APRIL 9, 1998

                                   INSCI CORP.
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State of other jurisdiction of incorporation)


1-12966                                          06-1302773
Commission File No.                              I.R.S. Employer Identification


TWO WESTBOROUGH BUSINESS PARK,
WESTBOROUGH, MA                              01581
Address of principal                        Zip Code
executive offices


(508) 870-4000
Registrant's telephone number,
including area code
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ITEM 5.  OTHER EVENTS

         On April 9, 1998, the Registrant's Board of Directors resolved to extend the expiration date of the issued and outstanding Common Stock Purchase Warrants, which are exercisable at $9.00 per share. One million two hundred fifty thousand (1,250,000) Warrants are issued and outstanding, and the Board resolved to extend the term from April 14, 1998 until December 31, 1998, with all terms and conditions of the Warrants remaining the same.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            Westborough, MA
                  April 17, 1998

                                                     INSCI CORP.
                                                     (Registrant)

                                                     /s/ Roger Kuhn
                                                     -------------------------
                                                     ROGER KUHN
                                                     Chief Financial Officer